DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	9 Months Ended
Sep. 30, 2017
Derivative Instruments and Hedging Activities [Absract]
Financial Instruments and Risk Management

NOTE 13 – Derivative instruments and hedging activities:

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:
	September 30,	December 31,
	2017	2016

	(U.S. $ in millions)

Cross-currency swap - cash flow hedge	$588	$588
Cross-currency swap - net investment hedge	1,000	-
Interest rate swap - fair value hedge	500	500

The following table summarizes the classification and fair values of derivative instruments:
	Fair value
	Designated as hedging instruments		Not designated as hedging instruments
	September 30,2017	December 31,2016	September 30,2017	December 31,2016

Reported under	(U.S. $ in millions)

Asset derivatives:
Other current assets:
Option and forward contracts	$-	$-	$25	$10
Other non-current assets:
Cross-currency swaps - cash flow hedge	37	88	-	-

Liability derivatives:
Other current liabilities:
Option and forward contracts	-	-	(15)	(17)
Other taxes and long-term liabilities:
Cross-currency swaps - net investment hedge	(79)		-	-
Senior notes and loans:
Interest rate swaps - fair value hedge	*	(2)	-	-

* Represents an amount less than $0.5 million

Derivatives on foreign exchange contracts mainly hedge Teva’s balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, losses of $72 million and gains of $10 million were recognized under financial expenses, net for the nine months ended September 30, 2017 and 2016, respectively, and losses of $14 million and gains of $29 million were recognized under financial expenses, net for the three months ended September 30, 2017 and 2016, respectively. Such losses and gains offset the revaluation of the balance sheet items which is also recorded under financial expenses, net.

With respect to the interest rate and cross-currency swap agreements, gains of $4 million and $14 million were recognized under financial expenses, net for the nine months ended September 30, 2017 and 2016, respectively, and gains of $1 million and $5 million were recognized under financial expenses, net for the three months ended September 30, 2017 and 2016, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

Commencing in the third quarter of 2015, Teva entered into forward starting interest rate swap and treasury lock agreements designated as cash flow hedges of the U.S. dollar debt issuance in July 2016 (in connection with the closing of the Actavis Generics acquisition).

Certain of the forward starting interest rate swaps and treasury lock agreements matured during the first half of 2016. In July 2016, Teva terminated the remaining forward starting interest rate swaps and treasury lock agreements. The termination of these transactions resulted in a loss position of $493 million, of which $242 million were settled on October 7, 2016 and the remaining amount was settled in January 2017. The change in fair value of these instruments recorded as part of other comprehensive income will be amortized under financial expenses, net over the life of the debt.

With respect to the forward starting interest rate swaps and treasury lock agreements, losses of $20 million and $5 million were recognized under financial expenses, net for the nine months ended September 30, 2017 and 2016, respectively, and losses of $7 million and $5 million were recognized under financial expenses, net for the three months ended September 30, 2017 and 2016, respectively. Such losses mainly reflect the differences between the hedged interest rate and the actual interest rate on the U.S. dollar debt issuance date in July 2016.

In the third quarter of 2016, Teva terminated interest rate swap agreements designated as fair value hedge relating to certain senior notes. Settlement of these transactions resulted in a gain position of $41 million. The fair value hedge accounting adjustments of these instruments recorded under senior notes and loans, will be amortized under financial expenses, net over the life of the debt. With respect to these terminated interest rate swap agreements, gains of $5 million were recognized under financial expenses, net for the nine months ended September 30, 2017 and gains of $2 million were recognized under financial expenses, net for the three months ended September 30, 2017.

In the fourth quarter of 2016, Teva entered into an interest rate swap agreement designated as fair value hedge relating to its 2.8% senior notes due 2023 with respect to $500 million notional amount of outstanding debt.

In each of the first and second quarters of 2017, Teva entered into a cross currency swap agreement maturing in 2020 with a notional amount of $500 million. These cross currency swaps were designated as a net investment hedge of Teva's euro denominated net assets, in order to reduce the risk of adverse exchange rate fluctuations. The effective portion of the hedge will be determined by looking into changes in spot exchange rate. The change in fair value of the cross currency swap attributable to changes other than those due to fluctuations in the spot exchange rate are excluded from the assessment of hedge effectiveness and are reported directly in the statement of income. With respect to these cross currency swap agreements, gains of $8 million were recognized under financial expenses, net for the nine months September 30, 2017 and gains of $4 million were recognized under financial expenses, net for the three months ended September 30, 2017.

Venezuela

Teva’s operations in Venezuela are increasingly challenged due to instability there. Teva adjusted the exchange rates that it uses for the Venezuelan bolivar twice during 2016. In February 2017 and again in May 2017, Teva further updated the applicable exchange rate to 380 and 640 bolivar per dollar, respectively. In the third quarter of 2017, Teva updated the applicable exchange rate to the DICOM rate of 3,345 bolivar per dollar, which is not materially different from the blended rate that would have been used instead of the DICOM rate. Teva is exposed to a potential impairment of its net monetary balance sheet items in Venezuela as it continues to adjust the exchange rate that it uses. As of September 30, 2017, Teva's net monetary balance sheet items in Venezuela amounted to approximately negative $39 million, including approximately $7 million in cash. In addition, remittance of cash outside of Venezuela is limited. Teva is also exposed to a potential negative impact on its revenues and profits in Venezuela, including due to capital controls and the difficulty of maintaining inventory for sale.

Teva continues to assess the effectiveness of its control over its operations in Venezuela, based on the country's political and economic conditions, which may impact Teva's ability to manage its Venezuelan business. Teva continues to monitor its effective control of this business and may deconsolidate it from its financial statements if control is deemed to have been lost, which may result in an additional loss of approximately $400 million, of which $330 million is a result of reclassification of currency translation adjustments from accumulated other comprehensive income to the statement of income.